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1801 CENTURY PARK EAST
CENTURY CITY, CALIFORNIA 90067

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2003

        NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the 2003 Annual Meeting of Shareholders of First Regional Bancorp will be held in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California on Thursday, May 15, 2003, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors. Electing the following three (3) persons to the Board of Directors (Class 1 Directors) to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified.

Class 1
Gary M. Horgan Thomas E. McCullough Marilyn J. Sweeney
  2.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 31, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors
Thomas E. McCullough, Secretary First Regional Bancorp
Dated: April 25, 2003

        The Bylaws of the Company provide for the nomination of directors in the following matter:

        "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

        YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2003

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2003 Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California, on Thursday, May 15, 2003, at 11:00 a.m. and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 25, 2003.

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. Electing the following three (3) persons to the Board of Directors (Class 1 Directors) to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified.

Class 1
Gary M. Horgan Thomas E. McCullough Marilyn J. Sweeney
  2.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Persons Making The Solicitation

        This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

VOTING SECURITIES

        There were issued and outstanding 2,925,930 shares of the Company's Common Stock on March 31, 2003, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock, of which there were more than 751 as of the record date, will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders. Pursuant to the Company's bylaws, shares may not be cumulated for purposes of electing directors.

        Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Management of the Company does not know of any persons other than those set forth below who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 2003. The following table sets forth certain information, as of March 31, 2003, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the principal shareholders, the directors and nominees for director of the Company and by all directors and officers(1) of the Company as a group.

Name and Title Other Than Director	Common Stock Beneficially Owned (2)(3)		Percent of Class (3)
Fred M. Edwards	25,500	(4)	.87%
H. Anthony Gartshore President	75,919	(5)(6)	2.55%
Gary M. Horgan	14,500	(7)(8)	.49%
Thomas E. McCullough	53,638	(9)(10)	1.82%
Lawrence J. Sherman Vice Chairman of the Board	81,100	(11)	2.75%
Jack A. Sweeney Chairman of the Board, Chief Executive Officer and principal shareholder	1,233,869	(12)(13)	41.46%
Marilyn J. Sweeney	78,975	(14)	2.70%
All Directors and Officers as a Group (7 in Number)	1,563,501	(15)	50.48%
Barry L. Gutterman as Special Trustee of the New Moon Trust Principal shareholder	192,000	(16)	6.56%
Lottie Walker and Nate Walker and Linda Goodrich as trustees of the Six Point Trust Principal shareholder	213,200	(17)	7.29%
Steven J. Sweeney as Trustee of the Steven John Sweeney Trust, the Patricia Lynne Sweeney Trust and the Cynthia Louise McLean Trust Principal shareholder	143,800	(18)	4.92%

(1)
The term "officer" means the Chairman of the Board and Chief Executive Officer; the President; and the Secretary.

(2)
This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

(3)
Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

(4)
This figure, as well as percentage of class, includes as if currently outstanding, 12,500 shares vested to Mr. Edwards but which have not been exercised pursuant to the Company's Stock Option Plan.

(5)
This figure includes 2,220 shares of the Company's Employee Stock Ownership Plan (the "ESOP") and 3,676 shares held in the Company's 401(k) Plan ("401(k) Plan").

(6)
This figure, as well as percentage of class, includes as if currently outstanding, 50,000 shares vested to Mr. Gartshore but which have not been exercised pursuant to the Company's Stock Option Plan.

(7)
Mr. Horgan disclaims beneficial interest in 80 shares held by him which are not included in this figure.

(8)
This figure, as well as percentage of class, includes as if currently outstanding, 12,500 shares vested to Mr. Horgan but which have not been exercised pursuant to Company's Stock Option Plan.

(9)
This figure includes 2,372 shares in the ESOP and 7,241 shares held in the 401(k) Plan.

(10)
This figure, as well as percentage of class, includes as if currently outstanding, 25,000 shares vested to Mr. McCullough but which have not been exercised pursuant to the Company's Stock Option Plan.

(11)
This figure, as well as percentage of class, includes as if currently outstanding, 17,500 shares vested to Mr. Sherman but which have not been exercised pursuant to the Company's Stock Option Plan.

(12)
This figure includes 35,000 shares held by the Sweeney Foundation, 31,711 shares held in the 401(k) Plan and 106,853 shares held as the trustee of the ESOP (the trustee has voting rights over those shares to the extent not exercised by the ESOP participants). While Mr. Sweeney exercises certain voting authority over the ESOP shares, Mr. Sweeney does not participate in the ESOP. Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California 90067.

(13)
This figure, as well as percentage of class, includes as if currently outstanding, 50,000 shares vested to Mr. Sweeney but which have not been exercised pursuant to the Company's Stock Option Plan.

(14)
This figure, as well as percentage of class, includes as if currently outstanding 3,571 shares vested to Ms. Sweeney but which have not been exercised pursuant to the Company's Stock Option Plan.

(15)
This figure, as well as percent of class, includes, as if currently outstanding, 171,071 shares vested, or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

(16)
New Moon Trust's business address is c/o Barry L. Gutterman, Special Trustee, 1875 Century Park East, Suite 1500, Los Angeles, California 90067.

(17)
Six Point Trust's business address is 20525 Chatsboro Dr. Woodland Hills, California 91364

(18)
Steven Sweeney has voting power over 143,800 shares but disclaims beneficial interest in all but 47,000 shares. Steven Sweeney's business address is c/o First Regional Bank, 1801 Century Park East, Suite 800, Century City, California 90067.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the names and certain information as of March 31, 2003, concerning the directors and the officers of the Company:

Name and Title (Other Than Director)	Age	Business Experience During the Past Five Years	Year First Appointed or Elected Director of the Company
Fred M. Edwards	68	Vice Chairman, Stern Fisher Edwards (securities brokerage) President, Fisher Edwards Investment Counsel (investment advisors)	1999
H. Anthony Gartshore President	59	President, First Regional Bancorp and First Regional Bank	1996
Gary M. Horgan	55	Attorney, Horgan, Rosen, Beckham & Coren, L.L.P.	1997
Thomas E. McCullough Secretary	50	Secretary, First Regional Bancorp; Executive Vice President and Chief Operating Officer, First Regional Bank	1993
Lawrence J. Sherman Vice Chairman of the Board	79	President, Sherman Industries, Inc. (investments)	1981
Jack A. Sweeney Chairman of the Board and Chief Executive Officer	73	Chairman of the Board and Chief Executive Officer, First Regional Bancorp; Chairman of the Board and Chief Executive Officer, First Regional Bank	1981
Marilyn J. Sweeney	62	Investor	2001

ELECTION OF DIRECTORS

Number of Directors; Classification of Board

        The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at seven (7). The Company's Bylaws provide for a classified board of directors. In 2002, three directors (Class 1), Thomas E. McCullough, Marilyn J. Sweeney and Gary M. Horgan, were elected to terms expiring in 2003; and four directors (Class 2), Jack A. Sweeney, H. Anthony Gartshore, Lawrence J. Sherman and Fred M. Edwards, were elected to terms expiring in 2004.

Nominees

        The Board of Directors will nominate for election as Directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified:

    Thomas E. McCullough
    Marilyn J. Sweeney
    Gary M. Horgan

all of whom are currently members of the Company's Board. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

Board of Directors and Committees of the Board

        During 2002, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

        The Board of Directors of the Company has an Audit Committee composed of Messrs. Edwards, Horgan and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met twelve (12) times during 2002.

        The Company has a Stock Option Committee, which consists of Messrs. Edwards, Horgan and Sherman. The Committee makes recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised.

        The Company's Board of Directors does not have a standing nominating committee.

        During 2002, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served during the period for which they had been a director.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

        Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 2002, each outside director received $500 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of the Loan Committee attended. Lawrence J. Sherman receives a monthly retainer of $2,000 for serving as Vice-Chairman. On this basis, the directors received the following aggregate fees during 2002: Fred M. Edwards, $20,100; Gary M. Horgan, $11,700, Lawrence J. Sherman, $46,200 and Marilyn J. Sweeney, $22,500.

        The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.

Long Term Compensation
		Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary(19)		Bonus		Other Annual Compensation(20)	Restricted Stock Awards	Option Shares SAR's(21)	LTIP Payouts	All Other Compensation
Jack A. Sweeney Chairman of the Board and Chief Executive Officer of the Company and the Bank	2002 2001 2000	$ $ $	366,833 352,750 317,804	$ $ $	50,000 120,000 140,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A	$ $ $	60,352 30,234 49,345	(22)(23) (22)(23) (22)(23)
H. Anthony Gartshore President of the Company and the Bank	2002 2001 2000	$ $ $	239,193 213,829 190,098	$ $ $	40,000 90,000 115,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A
Thomas E. McCullough Secretary of the Company; Executive Vice President and Chief Operating Officer of the Bank	2002 2001 2000	$ $ $	190,399 179,763 168,515	$ $ $	30,000 80,000 120,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A

(19)
These figures include the Company's matching contributions to the 401(k) Plan ($5,433 (2002), $5,250 (2001) and $5,.054 (2000) for Mr. Sweeney; $4,845, $3,949 and $4,213 for Mr. Gartshore; and $4,750, $4,657 and $4,310 for Mr. McCullough), the Company's matching contribution to the Income Deferral Plan ($101,400, $97,500 and $87,750 for Mr. Sweeney; $20,500, $8,125, and $5,100, for Mr. Gartshore; and $6,799, $3,162 and $2,250 for Mr. McCullough), and the fair market value of the shares of the Company's common stock allocated to Messrs. Gartshore ($8,848, $6,756, and $10,786) and McCullough ($8,848, $6,756 and $11,955) pursuant to the Employee Stock Ownership Plan in 2002, 2001 and 2000, based upon the closing price of the stock at the time the allocation was made.

(20)
The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses and insurance premiums attributable to personal use are not believed to exceed $50,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures.

(21)
Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

(22)
Income attributed to the economic value of that portion of a split dollar insurance policy which benefits a life insurance trust established by Mr. Sweeney.

(23)
Of these amounts, Mr. Sweeney's life insurance trust reimbursed the Company $33,610 for 2002, $16,700 for 2001 and $27,140 for 2000.

Stock Options

        The following table sets forth certain information regarding stock options granted during 2002 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

Name	Options Granted During 2002	Percentage of Total Option Granted to Employees During 2002	Exercise Price	Expiration Date
Jack A. Sweeney	100,000	40%	$11.50	11/1/2012
H. Anthony Gartshore	100,000	40%	$11.50	11/1/2012
Thomas E. McCullough	50,000	20%	$11.50	11/1/2012

        The following table sets forth certain information regarding stock options exercised during 2002 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

			Number of Unexercised Options at 12/31/02	Value of Unexercised Options at 12/31/02
Name	Shares Acquired on Exercise	Value Realization	Exercisable/ Unexercisable	In the Money Exercisable/ Unexercisable(24)
Jack A. Sweeney	0	N/A	50,000/50,000	206,000/206,000
H. Anthony Gartshore	0	N/A	50,000/50,000	206,000/206,000
Thomas E. McCullough	0	N/A	25,000/25,000	103,000/103,000

(24)
Based on market price of $15.62 on December 31, 2002.

401(k) Plan and Employee Stock Ownership Plan

        The Company sponsors a defined contribution 401(k) Plan benefitting substantially all employees. At the discretion of the Board of Directors, the Company matches employee contributions. Currently, the Company provides 50% matching up to the first 6% of wages contributed by an employee. Company contributions are used to buy the Company's common stock on the open market for allocation to the employee's accounts in the 401(k) Plan. The Company contributed approximately $126,000 in 2002.

        In 1998, the Company established for eligible employees an Employee Stock Ownership Plan and Trust ("ESOP"). Eligible full-time and part-time employees employed with the Bank who have been credited with at least 1,000 hours during a 12-month period and who have attained age 21 are eligible to participate.

        Shares of the Company's common stock purchased by the ESOP are held in a trust account for allocation among participants as the loan is repaid. The number of shares allocated each plan year is dependent upon the ratio of that year's total loan payment to the aggregate payments scheduled to occur throughout the term of the loan. The annual allocation of shares is apportioned among participants on the basis of compensation in the year of allocation. ESOP benefits generally become 100% vested after an employee completes seven years of credited service. Benefits are payable upon death, retirement, or disability. The number of shares of common stock allocated to employee accounts was 43,147 shares at December 31, 2002.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee (the "Committee") consists of Directors Edwards, Horgan, and Sherman, none of whom serve as an officer of the Company. None of the Company's executive officers served on the board of directors or compensation committee, or equivalent, of another entity, one of whose executive officers or board members served on the Company's Committee or the Company's Board of Directors.

        Mr. Horgan, a director of the Company and the Bank, is a partner in the law firm of Horgan, Rosen, Beckham & Coren. That firm, among other law firms, provides legal services to the Company and the Bank and was paid $21,450 by the Company and $71,749 by the Bank during 2002.

Compensation Committee Report on Executive Compensation

        The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

        The Committee is also responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's business plans, strategies and goals. The Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities and regulatory requirements.

        The primary goal of the Company's compensation philosophy is to link a substantial portion of executive compensation (including the compensation of the CEO) to the profitability of the Company. The Committee achieves this goal by tying the annual bonus to what it believes are the most significant measures of profitability: return on equity, return on assets, earnings per share, asset growth, and loan quality.

        The second goal of the compensation philosophy is to attract and retain highly competent executives. The Committee achieves this objective by setting base compensation and incentives at competitive levels and by awarding these officers with stock option grants. Annually, the Committee reviews executive compensation levels paid by competitors of a similar asset size to the Company.

        The Committee reviews the base compensation of the CEO and of the executive officers reporting to him. The Committee makes salary determinations for the CEO and, along with the CEO, makes salary recommendations for other members of the Company's executive management team. The Committee does not tie its base compensation decisions to any particular formulas, measurements or criteria, but members take into account the Company's performance and compensation levels paid by comparable competitors.

        Annual cash bonuses are paid to executives based on the Company's overall profitability.

        The Company's Stock Option Committee has granted stock options to a number of members of senior management, including all of the Company's executive officers. All options were awarded at the market value of the Company's common stock on the date of grant. The Company's Stock Option Committee made these grants as additional incentives to the Company's senior officers to improve performance and to increase the Company's stock price. The options have a vesting schedule of at least five years, with an expiration of ten years.

        The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

Compensation Committee
Gary M. Horgan, Committee Chairman Fred M. Edwards Lawrence J. Sherman

Certain Transactions

        Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

        Mr. Horgan, a director of the Company and the Bank, is a partner in the law firm of Horgan, Rosen, Beckham & Coren. That firm, among other law firms, provides legal services to the Company and the Bank and was paid $21,450 by the Company and $71,749 by the Bank during 2002.

AUDIT COMMITTEE REPORT

        The role of the Company's Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee were "independent" pursuant to the then applicable listing standards of the National Association of Securities Dealers. The Board of Directors has established a written charter for the Audit Committee which is set forth as Exhibit "A" to this Proxy Statement.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to other non-audit services provided by the auditors. The Audit Committee has considered whether other non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent." The Audit Committee relies upon the independent auditors to make such evaluations.

        Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS Lawrence J. Sherman, Committee Chairman Fred M. Edwards Gary M. Horgan Dated: April 17, 2003

        For Information regarding the Company's independent accountants, as well as fees paid for audit and non-audit services, please refer to the section entitled "INDEPENDENT ACCOUNTANTS" herein.

INDEPENDENT ACCOUNTANTS

        The firm of Deloitte & Touche, LLP, served as independent public accountants for the Company and the Bank for 2002, and will continue in those capacities in 2003. It is anticipated that a representative of Deloitte & Touche, LLP will be present at the Meeting to respond to appropriate questions from shareholders. In addition to audit services, Deloitte & Touche, LLP performed selected non-audit services, including assisting in the preparation of the Company's tax returns, review of quarterly reports filed with the Securities and Exchange Commission on Form 10-Q and other regulatory reports. All services rendered by Deloitte & Touche, LLP were approved by the Audit Committee of the Company who considered the possible effect of each such service on the independence of Deloitte & Touche, LLP.

Audit Fees

        The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, including reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, amounted to $109,000.

Financial Information Systems Design and Implementation of Fees

        The Company did not incur any fees with respect to services rendered by its independent accountants regarding financial systems design and implementation.

All Other Fees

        The aggregate fees billed for all other services (principally the preparation of tax returns) rendered to the Company by Deloitte & Touche, LLP amounted to $42,610 for 2002.

STOCK PERFORMANCE GRAPH

        The following graph presents the cumulative, five-year total return for the Company's Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded in the Nasdaq National Market, the SNL Securities Index of Banks between $250 million and $500 million in total assets. The graph assumes the value of an investment in the Company's Common Stock, the Nasdaq Index and the SNL Bank Index were $100 on December 31, 1997, and that all dividends were reinvested.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
First Regional Bancorp	100.00	75.00	75.00	70.00	115.00	156.20
NASDAQ—Total US*	100.00	140.99	261.48	157.77	125.16	86.53
SNL $250M-$500M Bank Index	100.00	89.55	83.31	80.22	113.97	146.96

*
Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2003. Used with permission. All rights reserved. crsp.com

SHAREHOLDER PROPOSALS

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2004 Annual meeting of Shareholders is December 31, 2003.

SECTION 16 (a) COMPLIANCE

        Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

        Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

OTHER MATTERS

        The Proxy confers discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 2002 Annual Meeting on April 26, 2002 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after March 12, 2003.

        The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

        MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

First Regional Bancorp
Thomas E. McCullough, Secretary First Regional Bancorp
Dated: April 25, 2003

Audit Committee Charter

Committee Objective

        The Audit Committee (the "Committee") assists the Board of Directors (the "Board") in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of First Regional Bancorp (the "Company"). It may also have such other duties as may from time to time be assigned to it by the Board.

Committee Duties and Responsibilities

        The general recurring duties of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

  a.
  Recommending to the Board the independent auditors to be retained or nominated for approval to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

  b.
  Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

  c.
  Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

  d.
  Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matter required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

  e.
  Reviewing the annual management letter with the independent auditors.

  f.
  Reviewing and approving audit fees.

  g.
  Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission stating the Committee has reviewed and discussed financial statements with management and the independent auditor.

  h.
  Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and the rigor of the audit process, receiving and reviewing audit reports, and providing the auditors with full access to the Committee (and the Board) to report on any and all appropriate matters.

  i.
  Discussing with a representative of management and the independent auditors (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.

  j.
  Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budgets, and staffing.

  k.
  Reviewing the Audit Policy and Internal Control Policy.

  l.
  Discussing with management, the internal auditors, and independent auditors the quality and the adequacy of and compliance with the Company's internal controls.

  m.
  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.

        The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control, and financial reporting practices than the Committee does. Accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

Committee Membership

  1.
  The membership of the Committee shall consist of at least three directors, each of whom is free of any relationship that, in the opinion of the Board, may interfere with each member's individual exercise of independent judgment.

  2.
  Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, as set forth in the applicable rules of the governing agent.

  3.
  The Committee shall maintain free and open communication with the independent auditors, the internal auditors, and Company management.

  4.
  In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel.

  5.
  The Committee may retain outside counsel, auditors, or other advisors.

        One of the members of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead independent audit partner, and the internal audit manager.

  1.
  The Committee shall meet at least quarterly, or more frequently as the Committee considers necessary.

  2.
  At least once each year the Committee shall have a private meeting with the independent auditors, management, and the internal auditors.

FIRST REGIONAL BANCORP
PROXY	2003 ANNUAL MEETING OF SHAREHOLDERS MAY 15, 2003	PROXY

        The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Lawrence J. Sherman, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the 2003 Annual Meeting of Shareholders of the Company to be held on Thursday, May 15, 2003, at 11:00 a.m. in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Please mark your votes as indicated in this example ☒
1.
	Election of Directors. Electing the following three persons named below and in the Proxy Statement dated April 25, 2003, accompanying the Notice of said Meeting, to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified:	AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐
Gary M. Horgan, Thomas E. McCullough and Marilyn J. Sweeney.

(INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

2.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE THE OTHER SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THE PROXY ALSO CONFERS AUTHORITY TO CAST VOTES IN SUCH A WAY AS TO EFFECT THE ELECTION OF ALL THREE NOMINEES. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

        I do ☐        do not ☐        expect to attend the Meeting.

Dated:	, 2003
(Number of Shares)
(Please Print Your Name)
(Signature of Shareholder)
(Please Print Your Name)
(Signature of Shareholder)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.

QuickLinks

PROXY STATEMENT 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2003 INTRODUCTION
VOTING SECURITIES
SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
STOCK PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS
SECTION 16 (a) COMPLIANCE
OTHER MATTERS
Audit Committee Charter